LETTER TO THE SHAREHOLDERS OF THE J.P. MORGAN TAX AWARE U.S. EQUITY FUND

December 1, 1999

Dear Shareholder:

We are pleased to report that the J.P. Morgan Tax Aware U.S. Equity Fund delivered a strong total return of 24.05% for the 12 months ended October 31, 1999, although it did trail the Lipper Large-Cap Core Funds Average and the S&P 500 Index.

The fund's net asset value on October 31 was $18.73 per share, increasing from $15.19 after distributions of nearly $0.11 per share in current income over the 12-month period. The fund's net assets rose to $163 million on October 31.

Included in this report is an interview with Terry E. Banet, a member of the portfolio management team. This interview is designed to reflect what happened during the reporting period, as well as provide an outlook for the months ahead.

As chairman and president of Asset Management Services, we thank you for investing with J.P. Morgan. Should you have any comments or questions, please telephone your Morgan representative or J.P. Morgan Funds Services at 800-521-5411.

Sincerely yours,

/s/ Ramon de Oliveira                   /s/Keith M. Schappert

Ramon de Oliveira                       Keith M. Schappert
Chairman of Asset Management Services   President of Asset Management Services
J.P. Morgan & Co. Incorporated          J.P. Morgan & Co. Incorporated


-------------------------------------------------------------------------------
TABLE OF CONTENTS

LETTER TO THE SHAREHOLDERS.......  1     FUND FACTS AND HIGHLIGHTS.........  5

FUND PERFORMANCE.................  2     FINANCIAL STATEMENTS..............  8

PORTFOLIO MANAGER Q&A............  3
-------------------------------------------------------------------------------

                                                                              1

FUND PERFORMANCE

EXAMINING PERFORMANCE
There are several ways to evaluate a mutual fund's historical performance record. One approach is to look at the growth of a hypothetical investment of $2,500. The chart at right shows that $2,500 invested on December 31, 1996,* would have grown to $4,701 on October 31, 1999.

Another way to look at performance is to review a fund's average annual total return. This figure takes the fund's actual (or cumulative) return and shows what would have happened if the fund had achieved that return by performing at a constant rate each year. Average annual total returns represent the average yearly change of a fund's value over various time periods, typically one, five, or ten years (or since inception). Total returns for periods of less than one year are not annualized and provide a picture of how a fund has performed over the short term.


GROWTH OF $2,500 SINCE FUND INCEPTION*
DECEMBER 31, 1996 - OCTOBER 31, 1999

[GRAPH]

           JPM TAX AWARE                                         LIPPER LARGE-
             US EQUITY               S&P 500                       CAP CORE
                          (FOR TAX AWARE US EQUITY ONLY)  (FOR TAX AWARE US EQUITY ONLY)
12/31/96       2,500                  2,500                          2,500
 1/31/97       2,676                  2,656                          2,635
 2/28/97       2,683                  2,677                          2,629
 3/31/97       2,577                  2,567                          2,517
 4/30/97       2,696                  2,720                          2,645
 5/31/97       2,861                  2,886                          2,808
 6/30/97       2,973                  3,015                          2,923
 7/31/97       3,267                  3,255                          3,153
 8/31/97       3,109                  3,073                          3,000
 9/30/97       3,243                  3,241                          3,151
10/31/97       3,111                  3,133                          3,047
11/30/97       3,225                  3,278                          3,143
12/31/97       3,258                  3,334                          3,189
 1/31/98       3,310                  3,371                          3,222
 2/28/98       3,529                  3,614                          3,451
 3/31/98       3,698                  3,799                          3,610
 4/30/98       3,778                  3,837                          3,649
 5/31/98       3,723                  3,771                          3,571
 6/30/98       3,855                  3,925                          3,711
 7/31/98       3,820                  3,883                          3,666
 8/31/98       3,282                  3,321                          3,107
 9/30/98       3,513                  3,534                          3,289
10/31/98       3,790                  3,822                          3,540
11/30/98       4,060                  4,053                          3,751
12/31/98       4,274                  4,287                          4,004
 1/31/99       4,411                  4,466                          4,156
 2/28/99       4,256                  4,327                          4,018
 3/31/99       4,456                  4,500                          4,187
 4/30/99       4,674                  4,675                          4,320
 5/31/99       4,556                  4,564                          4,217
 6/30/99       4,821                  4,818                          4,461
 7/31/99       4,661                  4,667                          4,336
 8/31/99       4,596                  4,644                          4,295
 9/30/99       4,456                  4,517                          4,193
10/31/99       4,701                  4,802                          4,451


PERFORMANCE                                         TOTAL RETURNS                 AVERAGE ANNUAL TOTAL RETURNS
                                                    ------------------------      -----------------------------
                                                    THREE          SIX            ONE            SINCE
AS OF OCTOBER 31, 1999                              MONTHS         MONTHS         YEAR           INCEPTION*
----------------------------------------------------------------------------      -----------------------------
J.P. Morgan Tax Aware U.S. Equity Fund                0.86%          0.59%        24.05%         24.97%
S&P 500 Index**                                       2.90%          2.73%        25.66%         25.91%
Lipper Large-Cap Core Funds Average                   2.67%          3.07%        26.11%         22.32%

AS OF SEPTEMBER 30, 1999
----------------------------------------------------------------------------      -----------------------------
J.P. Morgan Tax Aware U.S. Equity Fund               -7.58%         -0.01%        26.82%         23.39%
S&P 500 Index**                                      -6.25%          0.36%        27.80%         24.00%
Lipper  Large-Cap  Core  Funds  Average              -6.00%          0.13%        27.74%         20.47%


LIPPER PERFORMANCE AVERAGES ARE CALCULATED BY TAKING AN ARITHMETIC AVERAGE OF THE RETURNS OF THE FUNDS IN THE GROUP. THE AVERAGE ANNUALIZED RETURNS WHICH RESULT FROM THIS METHODOLOGY WILL DIFFER FROM ANNUALIZING THE GROWTH OF THE MINIMUM INITIAL INVESTMENT.

*THE FUND COMMENCED OPERATIONS ON DECEMBER 18, 1996, AND HAS PROVIDED AN AVERAGE ANNUAL TOTAL RETURN OF 25.11% FROM THAT DATE THROUGH OCTOBER 31, 1999. FOR THE PURPOSE OF COMPARISON, THE "SINCE INCEPTION" RETURNS ARE CALCULATED FROM DECEMBER 31, 1996, THE FIRST DATE WHEN DATA FOR THE FUND'S BENCHMARK AND ITS LIPPER CATEGORY AVERAGE WERE AVAILABLE.

**S&P 500 INDEX IS AN UNMANAGED INDEX THAT MEASURES U.S. STOCK MARKET PERFORMANCE USING THE AVERAGE PERFORMANCE OF 500 WIDELY HELD STOCKS. IT DOES NOT INCLUDE FEES OR OPERATING EXPENSES AND IS NOT AVAILABLE FOR ACTUAL INVESTMENT. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. FUND RETURNS ARE NET OF FEES, ASSUME THE REINVESTMENT OF FUND DISTRIBUTIONS, AND REFLECT THE REIMBURSEMENT OF FUND EXPENSES AS DESCRIBED IN THE PROSPECTUS. HAD EXPENSES NOT BEEN SUBSIDIZED, RETURNS WOULD HAVE BEEN LOWER. LIPPER ANALYTICAL SERVICES, INC. IS A LEADING SOURCE FOR MUTUAL FUND DATA.

PORTFOLIO MANAGER Q&A

[PHOTO]

Following is an interview with Terry E. Banet, vice president, a member of the portfolio management team of the J.P. Morgan Tax Aware U.S. Equity Fund. Since joining Morgan in 1985, Terry has done extensive work in product development for the firm's U.S. and international clients. She was key in helping to develop Morgan's tax-aware equity management process. A member of Morgan's Equity and Balanced Accounts Group, Terry earned an undergraduate degree in accounting from Lehigh University and an M.B.A. from Wharton. This interview was conducted on November 15, 1999, and reflects her views on that date.

THE FUND HAS ACHIEVED A STRONG ABSOLUTE PERFORMANCE THIS YEAR. WILL THERE BE A CAPITAL GAINS DISTRIBUTION?

TB: This year once again we do not expect a capital gains distribution in 1999. The market was volatile this year, and a lot of individual stocks moved in big ways both up and down. Where we had losses, we used them to offset gains. During the year, we took more losses than gains, so there should not be a capital gains distribution. This will be the third year in a row - since the fund's inception - that we do not expect a capital gains distribution. That's good news for those who pay personal income taxes.

WHAT DROVE THE FUND'S STRONG RETURN THIS YEAR?

TB: Our equity investment process relies heavily on stock selection. We do not make large sector or theme bets in the fund. During the year, we've had some outstanding stock holdings in the technology sector. Even though technology was the best performing sector in the market, the stocks we picked outperformed the sector. These included Sun Microsystems, which was up 263%, Texas Instruments, which gained 181%, Cisco, which climbed 134%, and EMC, which advanced 127%. We held overweights in all four, and the largest was in Sun.

Three of the four performed well because they benefited from their own strong growth and the increased valuations of Internet stocks. Sun, EMC and Cisco provide the infrastructure - the nuts and bolts - of the Internet. Texas Instruments makes DSPs, or digital signal processors, which are used extensively in many technologies.

THIS HAS BEEN AN EXCEPTIONAL TIME FOR TECHNOLOGY STOCKS, HASN'T IT?

TB: Our holdings have capitalized on the Internet boom because we own the companies that make it work. Sun Microsystems, Cisco, and EMC Corp. provide network capacity, data storage and Internet connectivity and infrastructure. Sun Microsystems and Cisco produce servers that are crucial for high-end uses such as the Internet, while EMC is the leading producer of hardware and software for storage systems.

DESPITE THE FUND'S STRONG ABSOLUTE RETURN, IT DID TRAIL THE AVERAGES. WHY?

TB: The stocks that have hurt us, contributing most of the lagging performance, were Service Corp., Waste Management, and Mattel, all of which we've sold. We have no plans to repurchase them. All had earnings that were far below analysts' expectations. The fundamentals of these companies don't warrant repurchase.

ANY OTHER CONTRIBUTING FACTOR?

TB: The fund also held an underweighted position in General Electric, and it outperformed the market.

ANY NEW AND NOTEWORTHY ADDITIONS TO THE PORTFOLIO THIS YEAR?

TB: Exodus Communications is a leading provider of Internet system, network management solutions and technology professional services for enterprises with mission-critical Internet operations. Exodus manages Internet web sites and its network infrastructure from 15 Internet Data Centers located in the United States and Europe.

TYCO HAS BEEN IN THE NEWS LATELY. HOW HAS THAT AFFECTED THE PORTFOLIO?

TB: Early in the year, Tyco was a positive performer. Then a few newspaper articles questioned some if its accounting practices, leading its price to decline. We believe the company has adequately addressed the issues raised. We believe its prospects are strong and we still have a position.

ANY OTHER HOLDINGS OUTSIDE THE TECHNOLOGY SECTOR THAT WERE PARTICULARLY HELPFUL?

TB: We had a strong performance from Mobil, particularly after the announcement of the merger with Exxon and also because of the recovery in oil prices. The combination of Mobil and Exxon brings two strong managements together. We believe the combined company is an attractive holding in this sector.

Another long-time holding, PE Corp. (formerly Perkin Elmer), is a leader in technology and reagents that support the biotechnology industry, which is a growth area in health care.

WHAT IS YOUR OUTLOOK?

TB: We continue to look for the best individual stocks. The market has penalized companies that haven't met their earnings expectations, or have revised their earnings expectations downward. So we look at these situations very carefully in our search for opportunities.

The market will continue to focus on a likely Fed tightening, Y2K issues, and profit pressures on corporate America. Longer term, a resurgence in global economic growth will allow a broader group of companies to report earnings improvements. Our broadly diversified portfolio, driven by a disciplined research investment process, is well positioned.

FUND FACTS

INVESTMENT OBJECTIVE
J.P. Morgan Tax Aware U.S. Equity Fund seeks to provide high after-tax total return from a portfolio of selected equity securities. The fund is designed for long-term taxable investors who are interested in minimizing taxable distributions. The fund invests primarily in common stocks and other equity securities of large and medium-sized U.S. companies.

-------------------------------------------------------------------------------
COMMENCEMENT OF INVESTMENT OPERATIONS
12/18/96

-------------------------------------------------------------------------------
FUND NET ASSETS AS OF 10/31/99
$163,075,669

-------------------------------------------------------------------------------
DIVIDEND PAYABLE DATE
12/20/99

-------------------------------------------------------------------------------
CAPITAL GAIN PAYABLE DATE (IF APPLICABLE)
12/20/99


EXPENSE RATIO
The fund's current annual expense ratio of 0.85% covers shareholders' expenses for custody, tax reporting, and investment advisory and shareholder services, after reimbursement. The fund is no-load and does not charge any sales or exchange fees; however, shares held for less than one year may be subject to redemption fees. There are no additional charges for buying, selling, or safekeeping fund shares, or for wiring redemption proceeds from the fund. Fund redemption fees are waived when shares worth over $250,000 are redeemed in kind from the fund. Shareholders owning more than 5% of the fund's outstanding shares should consult "Redemption of Shares" in the Statement of Additional Information.


FUND HIGHLIGHTS
ALL DATA AS OF OCTOBER 31, 1999

PORTFOLIO ALLOCATION
(AS A PERCENTAGE OF TOTAL INVESTMENTS)

 -  TECHNOLOGY  25.1%
 -  CONSUMER GOODS & SERVICES  20.1%
 -  FINANCE  16.4%
 -  HEALTHCARE 9.7%
 -  INDUSTRIAL PRODUCTS & SERVICES  8.7%
 -  UTILITIES  7.0%
 -  ENERGY 6.9%
 -  BASIC INDUSTRIES  3.1%
 -  TRANSPORTATION  1.4%
 -  SHORT-TERM & OTHER INVESTMENTS  1.6%


LARGEST EQUITY HOLDINGS                      % OF TOTAL INVESTMENTS
-------------------------------------------------------------------
Microsoft Corp. (Technology)                       3.9%
Cisco Systems, Inc. (Technology)                   3.7%
Sun Microsystems, Inc. (Technology)                3.5%
MCI WorldCom, Inc. (Technology)                    3.4%
Wal-Mart Stores, Inc.
    (Consumer goods & services)                    2.8%
Bank of America Corp. (Finance)                    2.6%
Tyco International Ltd.
    (Industrial products & services)               2.6%
General Electric Co.
    (Industrial products & services)               2.5%
International Business Machines Corp.
    (Technology)                                   2.4%
EMCCorp. (Technology)                              2.2%

DISTRIBUTED BY FUNDS DISTRIBUTOR, INC. J.P. MORGAN INVESTMENT MANAGEMENT INC. SERVES AS INVESTMENT ADVISOR. SHARES OF THE FUND ARE NOT BANK DEPOSITS AND ARE NOT GUARANTEED BY ANY BANK, GOVERNMENT ENTITY, OR THE FDIC. RETURN AND SHARE PRICE WILL FLUCTUATE AND REDEMPTION VALUE MAY BE MORE OR LESS THAN ORIGINAL COST.

References to specific securities and their issuers are for illustrative purposes only and are not intended to be, and should not be interpreted as, recommendations to purchase or sell such securities. Opinions expressed herein are based on current market conditions and are subject to change without notice.

CALL J.P. MORGAN FUNDS SERVICES AT (800) 521-5411 FOR A PROSPECTUS CONTAINING MORE COMPLETE INFORMATION ABOUT THE FUND INCLUDING MANAGEMENT FEES AND OTHER EXPENSES. PLEASE READ THE PROSPECTUS CAREFULLY BEFORE INVESTING.

THIS PAGE HAS BEEN LEFT BLANK INTENTIONALLY

J.P MORGAN TAX AWARE U.S. EQUITY FUND
SCHEDULE OF INVESTMENTS
OCTOBER 31, 1999
--------------------------------------------------------------------------------

              SECURITY DESCRIPTION                   SHARES         VALUE
-------------------------------------------------  -----------  -------------
COMMON STOCKS (97.5%)
BASIC INDUSTRIES (3.1%)
CHEMICALS (1.5%)
Rohm & Haas Co...................................      63,900   $  2,444,175
                                                                ------------

FOREST PRODUCTS & PAPER (1.0%)
Georgia-Pacific Group............................      28,800      1,143,000
Temple-Inland, Inc...............................       9,000        523,125
                                                                ------------
                                                                   1,666,125
                                                                ------------
METALS & MINING (0.6%)
Allegheny Teledyne, Inc..........................      57,700        876,319
                                                                ------------
  TOTAL BASIC INDUSTRIES.........................                  4,986,619
                                                                ------------
CONSUMER GOODS & SERVICES (20.0%)
BROADCASTING & PUBLISHING (1.5%)
AT& T Corp. - Liberty Media Group, Class A+......      24,000        952,500
Comcast Corp., Class A...........................      35,300      1,487,013
                                                                ------------
                                                                   2,439,513
                                                                ------------

ENTERTAINMENT, LEISURE & MEDIA (4.4%)
America Online, Inc..............................      16,000      2,075,000
News Corp. Ltd. (Spon. ADR)......................      58,800      1,741,950
Seagram Company Ltd.(i)..........................      47,300      2,335,438
Time Warner, Inc.................................      14,400      1,003,500
                                                                ------------
                                                                   7,155,888
                                                                ------------

FOOD, BEVERAGES & TOBACCO (4.3%)
Coca-Cola Co.....................................      32,000      1,888,000
PepsiCo, Inc.....................................      51,100      1,772,531
Philip Morris Companies, Inc.....................      78,800      1,984,775
Unilever NV (ADR)................................      20,875      1,392,102
                                                                ------------
                                                                   7,037,408
                                                                ------------

HOUSEHOLD PRODUCTS (2.0%)
Procter & Gamble Co..............................      31,300      3,282,588
                                                                ------------
PERSONAL CARE (0.6%)
Gillette Co......................................      25,000        904,688
                                                                ------------
              SECURITY DESCRIPTION                   SHARES         VALUE
-------------------------------------------------  -----------  -------------

RESTAURANTS & HOTELS (0.5%)
Starwood Hotels & Resorts Worldwide, Inc.........      36,700   $    841,806
                                                                ------------

RETAIL (6.7%)
Best Buy Co., Inc.+..............................      18,700      1,039,019
Dayton Hudson Corp...............................      32,400      2,093,850
Gap, Inc.........................................      44,000      1,633,500
Home Depot, Inc..................................      14,700      1,109,850
Safeway, Inc.+...................................      14,300        504,969
Wal-Mart Stores, Inc.............................      79,300      4,495,319
                                                                ------------
                                                                  10,876,507
                                                                ------------
  TOTAL CONSUMER GOODS & SERVICES................                 32,538,398
                                                                ------------

ENERGY (6.8%)
GAS EXPLORATION (0.7%)
Columbia Energy Group............................      16,800      1,092,000
                                                                ------------

OIL-PRODUCTION (6.1%)
Exxon Corp.......................................      38,100      2,821,781
Mobil Corp.......................................      32,900      3,174,850
Royal Dutch Petroleum Co. (ADR)+.................      43,600      2,613,275
Tosco Corp.......................................      54,900      1,389,656
                                                                ------------
                                                                   9,999,562
                                                                ------------
  TOTAL ENERGY...................................                 11,091,562
                                                                ------------

FINANCE (16.2%)
BANKING (10.8%)
Bank of America Corp.............................      65,102      4,190,941
Citigroup, Inc...................................      49,525      2,680,541
First Union Corp.................................      50,600      2,159,988
KeyCorp..........................................      49,500      1,382,906
U.S. Bancorp.....................................      79,800      2,957,588
Washington Mutual, Inc...........................      55,400      1,990,938
Wells Fargo Co...................................      47,700      2,283,638
                                                                ------------
                                                                  17,646,540
                                                                ------------

The Accompanying Notes are an Integral Part of the Financial Statements.

J.P MORGAN TAX AWARE U.S. EQUITY FUND
SCHEDULE OF INVESTMENTS (CONTINUED)
OCTOBER 31, 1999
--------------------------------------------------------------------------------

              SECURITY DESCRIPTION                   SHARES         VALUE
-------------------------------------------------  -----------  -------------
FINANCIAL SERVICES (1.9%)
Federal National Mortgage Association............      16,900   $  1,195,675
Goldman Sachs Group, Inc.........................      20,009      1,420,639
Newcourt Credit Group, Inc.......................      26,000        427,375
                                                                ------------
                                                                   3,043,689
                                                                ------------
INSURANCE (3.5%)
Ambac Financial Group, Inc.......................      12,000        717,000
American International Group, Inc................       9,625        990,773
Marsh & McLennan Companies, Inc..................      28,050      2,217,703
UnumProvident Corp...............................      30,870      1,016,781
XL Capital Ltd., Class A(i)......................      15,600        837,525
                                                                ------------
                                                                   5,779,782
                                                                ------------
  TOTAL FINANCE..................................                 26,470,011
                                                                ------------

HEALTH CARE (9.7%)
BIOTECHNOLOGY (0.7%)
PE Corp.- PE Biosystems Group....................      16,700      1,083,412
                                                                ------------
PHARMACEUTICALS (9.0%)
Abbott Laboratories..............................      10,000        403,750
ALZA Corp.+......................................      14,000        599,375
American Home Products Corp......................      34,300      1,792,175
Bristol-Myers Squibb Co..........................      37,700      2,895,831
Eli Lilly & Co...................................      20,000      1,377,500
Forest Laboratories, Inc.+.......................      26,300      1,206,512
Merck & Co., Inc.................................      11,000        875,187
Monsanto Co......................................      78,100      3,006,850
Pfizer, Inc......................................      11,100        438,450
Schering-Plough Corp.............................      17,600        871,200
Warner-Lambert Co................................      15,000      1,197,187
                                                                ------------
                                                                  14,664,017
                                                                ------------
  TOTAL HEALTH CARE..............................                 15,747,429
                                                                ------------

INDUSTRIAL PRODUCTS & SERVICES (8.6%)
CAPITAL GOODS (0.4%)
Eaton Corp.......................................       8,500        639,625
                                                                ------------
              SECURITY DESCRIPTION                   SHARES         VALUE
-------------------------------------------------  -----------  -------------

DIVERSIFIED MANUFACTURING (8.2%)
AlliedSignal, Inc................................      53,900   $  3,068,931
Deere & Co.......................................      19,800        717,750
General Electric Co..............................      30,000      4,066,875
Johnson Controls, Inc............................      23,000      1,397,250
Tyco International Ltd.(i).......................     104,200      4,161,487
                                                                ------------
                                                                  13,412,293
                                                                ------------
  TOTAL INDUSTRIAL PRODUCTS & SERVICES...........                 14,051,918
                                                                ------------

TECHNOLOGY (24.8%)
COMPUTER SOFTWARE (3.9%)
Microsoft Corp.+.................................      68,600      6,349,788
                                                                ------------

COMPUTER PERIPHERALS (2.2%)
EMC Corp.+.......................................      48,700      3,555,100
                                                                ------------

COMPUTER SYSTEMS (5.8%)
International Business Machines Corp.............      38,800      3,816,950
Sun Microsystems, Inc.+..........................      53,700      5,682,131
                                                                ------------
                                                                   9,499,081
                                                                ------------

ELECTRONICS (3.6%)
Cisco Systems, Inc.+.............................      80,450      5,953,300
                                                                ------------

INFORMATION PROCESSING (1.0%)
Exodus Communications, Inc.+.....................      19,000      1,634,000
                                                                ------------

SEMICONDUCTORS (3.8%)
Intel Corp.......................................      45,300      3,507,919
Texas Instruments, Inc...........................      30,400      2,728,400
                                                                ------------
                                                                   6,236,319
                                                                ------------

TELECOMMUNICATIONS-EQUIPMENT (1.1%)
Lucent Technologies, Inc.........................      27,400      1,760,450
                                                                ------------

TELECOMMUNICATION SERVICES (3.4%)
MCI WorldCom, Inc.+..............................      64,326      5,519,975
                                                                ------------
  TOTAL TECHNOLOGY...............................                 40,508,013
                                                                ------------

The Accompanying Notes are an Integral Part of the Financial Statements.

J.P MORGAN TAX AWARE U.S. EQUITY FUND
SCHEDULE OF INVESTMENTS (CONTINUED)
OCTOBER 31, 1999
--------------------------------------------------------------------------------

              SECURITY DESCRIPTION                   SHARES         VALUE
-------------------------------------------------  -----------  -------------
TRANSPORTATION (1.4%)
RAILROADS (1.4%)
Union Pacific Corp...............................      41,900   $  2,335,925
                                                                ------------

UTILITIES (6.9%)
ELECTRIC (1.8%)
Dominion Resources, Inc..........................      22,000      1,058,750
PP&L Resources, Inc..............................      32,000        866,000
Wisconsin Energy Corp............................      45,300      1,013,587
                                                                ------------
                                                                   2,938,337
                                                                ------------
TELEPHONE (5.1%)
AT & T Corp......................................      30,851      1,442,284
Bell Atlantic Corp...............................      15,100        980,556
GTE Corp.........................................      28,600      2,145,000
Level 3 Communications, Inc.+....................      14,000        957,250
SBC Communications, Inc..........................      55,800      2,842,312
                                                                ------------
                                                                   8,367,402
                                                                ------------
  TOTAL UTILITIES................................                 11,305,739
                                                                ------------
  TOTAL COMMON STOCKS
   (COST $129,701,005)...........................                159,035,614
                                                                ------------

                                                    PRINCIPAL
              SECURITY DESCRIPTION                   AMOUNT         VALUE
-------------------------------------------------  -----------  -------------
SHORT-TERM INVESTMENTS (1.6%)
OTHER INVESTMENT COMPANIES (1.6%)
J.P. Morgan Institutional Prime Money Market Fund
  (cost $2,597,124)..............................  $2,597,124   $  2,597,124
                                                                ------------
TOTAL INVESTMENTS
  (COST $132,298,129) (99.1%).................................   161,632,738
OTHER ASSETS IN EXCESS OF LIABILITIES (0.9%)..................
                                                                   1,442,931
                                                                ------------
NET ASSETS (100.0%)...........................................  $163,075,669
                                                                ============

------------------------------
Note: For federal income tax purposes, the cost of securities at October 31, 1999 was substantially the same as the cost for financial statement purposes. The aggregate gross unrealized appreciation and depreciation was $35,232,932 and $5,898,351 respectively, resulting in net unrealized appreciation of $29,334,581.

(i) Foreign security.

+ Non-income producing security.

ADR - American Depositary Receipt.

Spon. ADR - Sponsored ADR.

The Accompanying Notes are an Integral Part of the Financial Statements.

J.P. MORGAN TAX AWARE U.S. EQUITY FUND
STATEMENT OF ASSETS AND LIABILITIES
OCTOBER 31, 1999
--------------------------------------------------------------------------------

ASSETS
Investments at Value (Cost $132,298,129)           $161,632,738
Cash                                                        295
Receivable for Fund Shares Sold                       1,644,798
Dividends Receivable                                     96,930
Deferred Organization Expenses                           19,179
Interest Receivable                                       9,835
Receivable for Expense Reimbursements                     3,110
Prepaid Trustees' Fees                                      835
Prepaid Expenses and Other Assets                           388
                                                   ------------
    Total Assets                                    163,408,108
                                                   ------------
LIABILITIES
Payable for Fund Shares Redeemed                        126,259
Advisory Fee Payable                                     58,476
Shareholder Servicing Fee Payable                        32,486
Custody Fee Payable                                      13,070
Administrative Services Fee Payable                       6,540
Administration Fee Payable                                  102
Fund Services Fee Payable                                    87
Accrued Expenses                                         95,419
                                                   ------------
    Total Liabilities                                   332,439
                                                   ------------
NET ASSETS
Applicable to 8,707,206 shares outstanding
  (par value $0.001, unlimited shares authorized)  $163,075,669
                                                   ============
Net Asset Value, Offering and Redemption Price
  per Share                                              $18.73
                                                          -----
                                                          -----
ANALYSIS OF NET ASSETS
Paid-in Capital                                    $138,911,983
Undistributed Net Investment Income                      13,302
Accumulated Net Realized Loss on Investments         (5,184,225)
Net Unrealized Appreciation of Investments           29,334,609
                                                   ------------
    Net Assets                                     $163,075,669
                                                   ============

The Accompanying Notes are an Integral Part of the Financial Statements.

J.P. MORGAN TAX AWARE U.S. EQUITY FUND
STATEMENT OF OPERATIONS
FOR THE FISCAL YEAR ENDED OCTOBER 31, 1999
--------------------------------------------------------------------------------

INVESTMENT INCOME
Dividend Income (Net of foreign withholding tax
  of $37,357 )                                                  $ 1,645,406
Interest Income                                                     121,446
                                                                -----------
    Investment Income                                             1,766,852
EXPENSES
Advisory Fee                                       $   554,907
Shareholder Servicing Fee                              308,281
Administrative Services Fee                             63,722
Custodian Fees and Expenses                             52,148
Transfer Agent Fee                                      48,804
Professional Fees and Expenses                          41,516
Registration Fees                                       21,480
Amortization of Organization Expenses                    8,055
Printing Expenses                                        6,824
Fund Services Fee                                        2,425
Administration Fee                                       1,108
Trustees' Fees and Expenses                                773
Miscellaneous                                            5,487
                                                   -----------
    Total Expenses                                   1,115,530
Less: Reimbursement of Expenses                        (67,977)
                                                   -----------
NET EXPENSES                                                      1,047,553
                                                                -----------
NET INVESTMENT INCOME                                               719,299
NET REALIZED GAIN ON INVESTMENTS                                  1,299,670
NET CHANGE IN UNREALIZED APPRECIATION OF
  INVESTMENTS                                                    19,367,775
                                                                -----------
NET INCREASE IN NET ASSETS RESULTING FROM
  OPERATIONS                                                    $21,386,744
                                                                ===========

The Accompanying Notes are an Integral Part of the Financial Statements.

J.P. MORGAN TAX AWARE U.S. EQUITY FUND
STATEMENT OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

                                                    FOR THE FISCAL    FOR THE FISCAL
                                                      YEAR ENDED        YEAR ENDED
                                                   OCTOBER 31, 1999  OCTOBER 31, 1998
                                                   ----------------  ----------------
INCREASE IN NET ASSETS
FROM OPERATIONS
Net Investment Income                              $       719,299   $       340,374
Net Realized Gain on Investments                         1,299,670           584,331
Net Change in Unrealized Appreciation of
  Investments                                           19,367,775         7,128,512
                                                   ---------------   ---------------
    Net Increase in Net Assets Resulting from
      Operations                                        21,386,744         8,053,217
                                                   ---------------   ---------------
DISTRIBUTIONS TO SHAREHOLDERS FROM
Net Investment Income                                     (760,811)         (376,737)
                                                   ---------------   ---------------
TRANSACTIONS IN SHARES OF BENEFICIAL INTEREST
Proceeds from Shares of Beneficial Interest Sold        88,550,484        48,063,688
Reinvestment of Dividends                                  691,183           358,591
Cost of Shares of Beneficial Interest Redeemed         (23,768,181)       (4,847,949)
Service Charge                                              52,659            24,021
                                                   ---------------   ---------------
    Net Increase from Shareholder Transactions          65,526,145        43,598,351
                                                   ---------------   ---------------
    Total Increase in Net Assets                        86,152,078        51,274,831
NET ASSETS
Beginning of Fiscal Year                                76,923,591        25,648,760
                                                   ---------------   ---------------
End of Fiscal Year (including undistributed net
  investment income of $13,302 and $54,814,
  respectively)                                    $   163,075,669   $    76,923,591
                                                   ===============   ===============

The Accompanying Notes are an Integral Part of the Financial Statements.

J.P. MORGAN TAX AWARE U.S. EQUITY FUND
FINANCIAL HIGHLIGHTS

--------------------------------------------------------------------------------
Selected data for a share outstanding throughout each period are as follows:

                                                                          FOR THE PERIOD
                                                   FOR THE FISCAL YEAR   DECEMBER 18, 1996
                                                    ENDED OCTOBER 31,    (COMMENCEMENT OF
                                                   -------------------  OPERATIONS) THROUGH
                                                     1999       1998     OCTOBER 31, 1997
                                                   ---------  --------  -------------------
NET ASSET VALUE, BEGINNING OF PERIOD               $  15.19   $ 12.57   $            10.00
                                                   --------   -------   ------------------

INCOME FROM INVESTMENT OPERATIONS
Net Investment Income                                  0.10      0.08                 0.06
Net Realized and Unrealized Gain on Investments        3.55      2.65                 2.52
                                                   --------   -------   ------------------
Total from Investment Operations                       3.65      2.73                 2.58
                                                   --------   -------   ------------------

DISTRIBUTIONS TO SHAREHOLDERS FROM
Net Investment Income                                 (0.11)    (0.11)               (0.01)
                                                   --------   -------   ------------------

NET ASSET VALUE, END OF PERIOD                     $  18.73   $ 15.19   $            12.57
                                                   ========   =======   ==================

RATIOS AND SUPPLEMENTAL DATA
Total Return                                          24.05%    21.81%               25.83%(a)
Net Assets, End of Period (in thousands)           $163,075   $76,924   $           25,649
Ratios to Average Net Assets
  Expenses                                             0.85%     0.85%                0.85%(b)
  Net Investment Income                                0.58%     0.63%                0.70%(b)
  Expenses without Reimbursement                       0.90%     1.09%                2.16%(b)
Portfolio Turnover Rate                                  29%       44%                  23%

------------------------
(a) Not annualized.

(b) Annualized.

The Accompanying Notes are an Integral Part of the Financial Statements.

J.P. MORGAN TAX AWARE U.S. EQUITY FUND
NOTES TO FINANCIAL STATEMENTS
OCTOBER 31, 1999
--------------------------------------------------------------------------------

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

J.P. Morgan Tax Aware U.S. Equity Fund (the "fund") is a series of J.P. Morgan Series Trust, a Massachusetts business trust (the "trust"). The trust, which was organized on August 15, 1996, is registered under the Investment Company Act of 1940, as amended. The fund is a no-load and diversified, open-end management investment company. The fund's investment objective is to provide high after-tax total return from a portfolio of selected equity securities. The trustees of the trust have divided the beneficial interests in the fund into two classes of shares, Institutional Shares and Select Shares. Currently the fund only offers Select Shares. The fund commenced operations on December 18, 1996. The Declaration of Trust permits the trustees to issue an unlimited number of shares in the fund.

The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures. Actual amounts could differ from those estimates. The following is a summary of the significant accounting policies of the fund:

   a) The fund values securities that are listed on an exchange using prices supplied daily by an independent pricing service that are based on the last traded price on a national securities exchange or in the absence of recorded trades, at the readily available mean of the bid and asked prices on such exchange, if such exchange or market constitutes the broadest and most representative market for the security. Securities listed on a foreign exchange are valued at the last traded price or in the absence of recorded trades, at the readily available mean of the bid and asked prices on such exchange available before the time when net assets are valued. Independent pricing service procedures may also include the use of prices based on yields or prices of securities of comparable quality, coupon, maturity and type, indications as to values from dealers, operating data, and general market conditions. Unlisted securities are valued at the average of the quoted bid and asked prices in the over-the-counter market provided by a principal market maker or dealer. If prices are not supplied by the fund's independent pricing service or principal market maker or dealer, such securities are priced using fair values in accordance with procedures adopted by the fund's trustees. All short-term securities with a remaining maturity of sixty days or less are valued using the amortized cost method.

   b) Securities transactions are recorded on a trade date basis. Dividend income is recorded on the ex-dividend date or as of the time that the relevant ex-dividend date and amount becomes known. Interest income, which includes the amortization of premiums and discounts, if any, is recorded on an accrual basis. For financial and tax reporting purposes, realized gains and losses are determined on the basis of specific lot identification.

   c) Substantially all the fund's net investment income is declared as dividends and paid quarterly. Distributions to shareholders of net realized capital gains, if any, are declared and paid annually.

   d) The fund incurred organization expenses in the amount of $47,567. Morgan Guaranty Trust Company of New York ("Morgan"), a wholly owned subsidiary of J.P. Morgan & Co. Incorporated ("J.P. Morgan"), has paid the organization expenses of the fund. The fund has agreed to reimburse Morgan for these costs which are being deferred and amortized on a straight-line basis over a period not to exceed five years beginning with the commencement of operations of the fund.

J.P. MORGAN TAX AWARE U.S. EQUITY FUND
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
OCTOBER 31, 1999
--------------------------------------------------------------------------------

   e) The fund intends to comply with the provisions of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies and to distribute substantially all of its income, including net realized capital gains, if any, within the prescribed time periods. Accordingly, no provision for federal income or excise tax is necessary.

   f) The fund accounts for and reports distributions to shareholders in accordance with Statement of Position 93-2 "Determination, Disclosure, and Financial Statement Presentation of Income, Capital Gains, and Return of Capital Distributions by Investment Companies." The effect of applying this statement was to increase Paid-in Capital by $5,904,188 and decrease Accumulated Net Realized Gain on Investment by $5,904,188. Net investment income, net realized gains and net assets were not affected by this change. This reclassification is the result of gains on securities redeemed in-kind that were treated as realized gains for financial statement purposes but which were not recognized for tax purposes.

   g) For federal income tax purposes, the fund had a capital loss carryforward of $5,184,197 at October 31, 1999, of which $81,365 will expire in the year 2005, $498,314 will expire in the year 2006, and $4,604,518 will expire in the year 2007. To the extent that this capital loss is used to offset future capital gains, it is probable that the gains so offset will not be distributed to shareholders.

2. TRANSACTIONS WITH AFFILIATES

   a) The fund has an Investment Advisory Agreement with J.P. Morgan Investment Management Inc. ("JPMIM"), an affiliate of Morgan and a wholly owned subsidiary of J.P. Morgan. Under the terms of the agreement, the fund pays JPMIM at an annual rate of 0.45% of the fund's average daily net assets. For the fiscal year ended October 31, 1999, such fees amounted to $554,907.

   b) The trust, on behalf of the fund, has retained Funds Distributor, Inc. ("FDI"), a registered broker-dealer, to serve as the co-administrator and distributor for the fund. Under a Co-Administration Agreement between FDI and the trust on behalf of the fund, FDI provides administrative services necessary for the operations of the fund, furnishes office space and facilities required for conducting the business of the fund and pays the compensation of the fund's officers affiliated with FDI. The fund has agreed to pay FDI fees equal to its allocable share of an annual complex-wide charge of $425,000 plus FDI's out-of-pocket expenses. The amount allocable to the fund is based on the ratio of the fund's net assets to the aggregate net assets of the trust and certain other investment companies subject to similar agreements with FDI. For the fiscal year ended October 31, 1999, the fee for these services amounted to $1,108.

   c) The trust, on behalf of the fund, has an Administrative Services Agreement (the "Services Agreement") with Morgan under which Morgan is responsible for certain aspects of the administration and operation of the fund. Under the Services Agreement, the fund has agreed to pay Morgan a fee equal to its allocable share of an annual complex-wide charge. This charge is calculated based on the aggregate average daily net assets of the trust and certain other registered investment companies for which JPMIM acts as investment advisor in accordance with the following annual schedule: 0.09% on the first $7 billion of their aggregate average daily net assets and 0.04% of their aggregate average daily net assets in

J.P. MORGAN TAX AWARE U.S. EQUITY FUND
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
OCTOBER 31, 1999
--------------------------------------------------------------------------------
      excess of $7 billion less the complex-wide fees payable to FDI. The portion of this charge payable by the fund is determined by the proportionate share that its net assets bear to the net assets of the trust and certain other investment companies for which Morgan provides similar services. For the fiscal year ended October 31, 1999, the fee for these services amounted to $63,722.

      In addition, J.P. Morgan has agreed to reimburse the fund to the extent necessary to maintain the total operating expenses of the fund at no more than 0.85% of the average daily net assets of the fund through September 30, 2000. For the fiscal year ended October 31, 1999, J.P. Morgan has agreed to reimburse the fund $67,977 for expenses under this agreement.

   d) The trust, on behalf of the fund, has a Shareholder Servicing Agreement with Morgan to provide account administration and personal account maintenance service to fund shareholders. The agreement provides for the fund to pay Morgan a fee for these services which is computed daily and paid monthly at an annual rate of 0.25% of the average daily net assets of the fund. For the fiscal year ended October 31, 1999, the fee for these services amounted to $308,281.

      Morgan, Charles Schwab & Co. ("Schwab") and the trust are parties to separate services and operating agreements (the "Schwab Agreements") whereby Schwab makes fund shares available to customers of investment advisors and other financial intermediaries who are Schwab's clients. The fund is not responsible for payments to Schwab under the Schwab Agreements; however, in the event the services agreement with Schwab is terminated for reasons other than a breach by Schwab and the relationship between the trust and Morgan is terminated, the fund would be responsible for the ongoing payments to Schwab with respect to pre-termination shares.

   e) The trust, on behalf of the fund, has a Fund Services Agreement with Pierpont Group, Inc. ("Group") to assist the trustees in exercising their overall supervisory responsibilities for the trust's affairs. The trustees of the trust represent all the existing shareholders of Group. The fund's allocated portion of Group's costs in performing its services amounted to $2,425 for the fiscal year ended October 31, 1999.

   f) An aggregate annual fee of $75,000 is paid to each trustee for serving as a trustee of the trust, the J.P. Morgan Funds, the J.P. Morgan Institutional Funds, and other registered investment companies in which they invest. The Trustees' Fees and Expenses shown in the financial statements represents the fund's allocated portion of the total fees and expenses. The trust's Chairman and Chief Executive Officer also serves as Chairman of Group and receives compensation and employee benefits from Group in his role as Group's Chairman. The allocated portion of such compensation and benefits included in the Fund Services Fee shown in the financial statements was $500.

J.P. MORGAN TAX AWARE U.S. EQUITY FUND
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
OCTOBER 31, 1999
--------------------------------------------------------------------------------

3. TRANSACTIONS IN SHARES OF BENEFICIAL INTEREST

The Declaration of Trust permits the trustees to issue an unlimited number of full and fractional shares of beneficial interest of one or more series. Transactions in shares of beneficial interest of the fund were as follows:

                                                             FOR THE YEAR ENDED                      FOR THE YEAR ENDED
                                                              OCTOBER 31, 1999                        OCTOBER 31, 1998
                                                   --------------------------------------  --------------------------------------
Shares of beneficial interest sold...............                              4,957,907                               3,344,838
Reinvestment of dividends........................                                 38,550                                  25,345
Shares of beneficial interest redeemed...........                             (1,354,660)                               (346,044)
                                                   -------------------------------------   -------------------------------------
Net Increase.....................................                              3,641,797                               3,024,139
                                                   =====================================   =====================================

From time to time, the fund may have a concentration of several shareholders holding a significant percentage of shares outstanding. Investment activities of these shareholders could have a material impact on the fund.

Redemptions may be subject to service charges, retained by the fund, in accordance with the following schedule:

                                                              PERCENTAGE OF
YEAR SINCE PURCHASE                                           CASH PROCEEDS
-------------------                                           -------------
Shares held for less than one year..........................        1%
Shares held one year or longer..............................      None

4. INVESTMENT TRANSACTIONS

Investment transactions (excluding short-term investments) for the fiscal year ended October 31, 1999 were as follows:

COST OF       PROCEEDS
PURCHASES    FROM SALES
---------    -----------
$97,131,239  $34,861,592
 ..........

5. CREDIT AGREEMENT

The trust, on behalf of the fund, together with other affiliated investment companies (the "funds"), entered into a revolving line of credit agreement (the "Agreement") on May 27, 1998, with unaffiliated lenders. The maximum borrowing under the Agreement was $150,000,000. The Agreement expired on May 26, 1999, however, the fund as party to the Agreement has extended the Agreement and continues its participation therein for an additional 364 days until May 23, 2000. The maximum borrowing under the new Agreement is $150,000,000. The purpose of the Agreement is to provide another alternative for settling large fund shareholder redemptions. Interest on any such borrowings outstanding will approximate market rates. Prior to May 26, 1999 the funds paid a commitment fee at an annual rate of 0.065% on the unused portion of the committed amount; under the current Agreement, the commitment fee has increased to an annual rate of 0.085% on the unused portion of the committed amount. The commitment fee is allocated to the funds in accordance with the procedures established by their respective trustees or directors. There were no outstanding borrowings pursuant to the Agreement at October 31, 1999.

REPORT OF INDEPENDENT ACCOUNTANTS

To the Trustees and Shareholders of
J.P. Morgan Tax Aware U.S. Equity Fund

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of J.P. Morgan Tax Aware U.S. Equity Fund (one of the funds comprising JPM Series Trust, hereafter referred to as the "fund") at October 31, 1999, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the two years in the period then ended and for the period December 18, 1996 (commencement of operations) through October 31, 1997, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 1999 by correspondence with the custodian and brokers, provide a reasonable basis for the opinion expressed above.

PricewaterhouseCoopers LLP
New York, New York
December 15, 1999

J.P. MORGAN FUNDS

   FEDERAL MONEY MARKET FUND

   PRIME MONEY MARKET FUND

   TAX EXEMPT MONEY MARKET FUND

   TAX AWARE ENHANCED INCOME FUND: SELECT SHARES

   SHORT TERM BOND FUND

   BOND FUND

   EMERGING MARKETS DEBT FUND

   GLOBAL STRATEGIC INCOME FUND

   TAX EXEMPT BOND FUND

   CALIFORNIA BOND FUND: SELECT SHARES

   NEW YORK TAX EXEMPT BOND FUND

   DIVERSIFIED FUND

   DISCIPLINED EQUITY FUND

   TAX AWARE U.S. EQUITY FUND: SELECT SHARES

   U.S. EQUITY FUND

   U.S. SMALL COMPANY FUND

   U.S. SMALL COMPANY OPPORTUNITIES FUND

   EMERGING MARKETS EQUITY FUND

   EUROPEAN EQUITY FUND

   GLOBAL 50 FUND: SELECT SHARES

   INTERNATIONAL EQUITY FUND

   INTERNATIONAL OPPORTUNITIES FUND


J.P. MORGAN
TAX AWARE
U.S. EQUITY FUND

FOR MORE INFORMATION ON THE J.P. MORGAN
FUNDS, CALL J.P. MORGAN FUNDS SERVICES AT
(800) 521-5411.



   ANNUAL REPORT
OCTOBER 31, 1999